UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2013

Aclor International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	26-3613222
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2619 San Isidro Parkway Suite 201, Laredo, TX 78045
(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 26, 2013, Jue-Chih Chuang resigned from all positions he held in Aclor International, Inc (the “Company”), including board director, Chief Executive Officer, Chief Financial Officer and Treasurer of the Company.

On June 26, 2013, Chung-Hsin Wu (Forth Wu) was appointed board director of the Company and Yun Kuang Kung was appointed Chief Executive Officer, Chief Financial Officer and Treasurer of the Company.

Therefore, since June 26, 2013, the management of the Company consists of:

Yun Kuang Kung, Chief Executive Officer, Chief Financial Officer and Treasurer

Shang-Chiai Kung, board director.

Chung-Hsin Wu (Forth Wu), board director

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized..

Aclor International, Inc.

Date: July 31, 2013	By:	/s/ Yun Kuang Kung
Yun Kuang Kung Chief Executive Officer, Chief Financial Officer, Treasurer